Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Key Tronic Corporation (the “Company”) on Form 10-Q for the period ended March 30, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Brett R. Larsen, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
2.The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	May 14, 2024

/s/ Brett R. Larsen
Brett R. Larsen
Executive Vice President of Administration, Chief Financial Officer and Treasurer